IVY FUNDS

Macquarie Real Estate Securities Fund
(formerly, Delaware Real Estate Securities Fund)
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), dated July 31, 2024, as amended
Effective immediately, the following replaces the information in the section of the Fund’s statutory prospectus entitled “Fund summaries — Macquarie Real Estate Securities Fund — Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Senior Vice President, Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio managers	Title with MIMGL	Start date on the Fund
James Maydew*	Managing Director, Head of Global Listed Real Assets	July 2022
Jessica Koh	Senior Vice President, Head of Asian Listed Real Estate	July 2022
*James Maydew is the lead portfolio manager responsible for the day-to-day management of the Fund.

Macquarie Investment Management Europe Limited

Effective immediately, the following replaces the section of the Fund’s statutory prospectus entitled “Who manages the Fund — Portfolio managers – Macquarie Real Estate Securities Fund”:

James Maydew is responsible for the day-to-day management of the Fund.  Mr. Maydew regularly consults with Jessica Koh and Matthew Hodgkins in managing the Fund.

Effective immediately, all references to Ryan Watson in the section of the Fund’s statutory prospectus entitled “Who manages the Fund — Portfolio managers” are removed and the information for James Maydew is replaced with:

James Maydew
Managing Director, Head of Global Listed Real Assets
• Joined AMP Capital in 2006, acquired by Macquarie in 2022
• Based in Sydney

James is Head of Global Listed Real Assets for Macquarie Asset Management (MAM). Formed in 2024, the Global Listed Real Assets platform integrates the Global Listed Real Estate (GLRE), Global Listed Infrastructure (GLI) and Global Natural Resources (GNR) strategies under a single platform, led by James. In this role, James works closely with the sector leads of the GLI and GNR strategies to deliver listed real assets solutions to clients. Within Global Listed Real Assets, James is also Head of Global Listed Real Estate, a role he first assumed with AMP Capital in November 2016. He joined MAM as part of an acquisition from AMP Capital in March 2022. As Head of the Global Listed Real Estate Team, James is responsible for all aspects of the strategy and team. He has been investing in real estate since 2002 and specializing in global listed real estate markets since 2007. James holds a Bachelor of Science in real estate investment and finance from the University of Reading and is an accredited member of the Royal Institution of Chartered Surveyors (MRICS).

Effective immediately, all references to Ryan Watson are removed from the SAI.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 28, 2025.